FINANCIAL GUARANTY INSURANCE COMPANY
-------------------------------------------------------------------------------

UNAUDITED INTERIM FINANCIAL STATEMENTS

September 30, 1997

Balance Sheets..............................................          1
Statements of Income........................................          2
Statements of Cash Flows....................................          3
Notes to Unaudited Interim Financial Statements.............          4

Financial Guaranty Insurance
Company                                                           Balance Sheet
-------------------------------------------------------------------------------
($ in Thousands)

                                                                                       SEPTEMBER 30,  DECEMBER 31,
                                                                                           1997           1996
                                                                                       -------------  ------------
Assets                                                                                   (Unaudited)
Fixed maturity securities, available for sale, at fair value (amortized cost of
  $2,260,772 in 1997 and $2,190,303 in 1996).........................................   $ 2,359,717    $2,250,549
Short-term investments, at cost, which approximates market...........................       131,524        73,839
Cash.................................................................................           699           860
Accrued investment income............................................................        36,060        37,655
Reinsurance receivable...............................................................         8,271         7,015
Deferred policy acquisition costs....................................................        88,738        91,945
Property, plant and equipment net of accumulated depreciation of $16,962 in 1997 and
  $15,333 in 1996....................................................................         3,551         4,696
Prepaid reinsurance premiums.........................................................       161,578       167,683
Prepaid expenses and other assets....................................................        17,901        19,899
                                                                                       -------------  ------------
       Total assets..................................................................   $ 2,808,039    $2,654,141
                                                                                       -------------  ------------
                                                                                       -------------  ------------
Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums....................................................................   $   645,742    $  681,816
Losses and loss adjustment expenses..................................................        72,805        72,616
Ceded reinsurance payable............................................................         3,391        10,561
Accounts payable and accrued expenses................................................        44,921        54,165
Due to parent........................................................................       --              1,791
Current federal income taxes payable.................................................        (6,985)       52,016
Deferred federal income taxes payable................................................       126,712        91,805
Payable for securities purchased.....................................................        33,843         4,937
                                                                                       -------------  ------------
       Total liabilities.............................................................       920,429       969,707
                                                                                       -------------  ------------
Stockholder's Equity:

Common stock, par value $1,500 per share at September 30, 1997 and at December 31,
  1996: 10,000 shares authorized, issued and outstanding.............................        15,000        15,000
Additional paid-in capital...........................................................       383,511       334,011
Net unrealized gains on fixed maturity securities available for sale, net of tax.....        64,347        39,160
Foreign currency translation adjustment..............................................          (231)         (429)
                                                                                       -------------  ------------
Retained earnings....................................................................     1,424,983     1,296,692
                                                                                       -------------  ------------
       Total stockholder's equity....................................................     1,887,610     1,684,434
                                                                                       -------------  ------------
       Total liabilities and stockholder's equity....................................   $ 2,808,039    $2,654,141
                                                                                       -------------  ------------
                                                                                       -------------  ------------

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                     Statement Of Income
-------------------------------------------------------------------------------
($ in Thousands)



                                                                                        NINE MONTHS ENDED SEPTEMBER 30,
                                                                                        -------------------------------
                                                                                             1997              1996
                                                                                        --------------     ------------
                                                                                                 (UNAUDITED)
Revenues:

  Gross premiums written..................................................................  $   69,164      $   65,875
  Ceded premiums..........................................................................     (14,648)        (14,178)
                                                                                            ----------      ----------
  Net premiums written....................................................................      54,516          51,697
  Decrease in net unearned premiums.......................................................      29,970          39,589
                                                                                            ----------      ----------
  Net premiums earned.....................................................................      84,486          91,286
  Net investment income...................................................................      95,346          92,957
  Net realized gains......................................................................      12,514          11,132
                                                                                            ----------      ----------
     Total revenues.......................................................................     192,346         195,375
                                                                                            ----------      ----------
Expenses:

  Losses and loss adjustment expenses.....................................................       6,459          (2,078)
  Policy acquisition costs................................................................      13,115          13,056
  Other underwriting expenses.............................................................      11,050          10,582
                                                                                            ----------      ----------
     Total expenses.......................................................................      30,624          21,560
                                                                                            ----------      ----------
     Income before provision for federal income taxes.....................................     161,722         173,815

  Provision for federal income taxes......................................................      33,431          37,566
                                                                                            ----------      ----------
     Net income...........................................................................  $  128,291      $  136,249
                                                                                            ----------      ----------
                                                                                            ----------      ----------

               See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                  Statement Of Cash Flow
-------------------------------------------------------------------------------
($ in Thousands)



                                                                                         NINE MONTHS ENDED SEPTEMBER 30,
                                                                                         --------------------------------
                                                                                              1997                1996
                                                                                        ---------------    --------------
                                                                                                   (UNAUDITED)
Operating activities:

Net income...........................................................................   $ 128,291          $ 136,249
  Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for deferred income taxes..................................................         214              3,155
  Amortization of fixed maturity securities............................................       1,210                606
  Policy acquisition costs deferred....................................................      (9,908)           (11,864)
  Amortization of deferred policy acquisition costs....................................      13,115             13,056
  Depreciation of fixed assets.........................................................       1,629              1,843
  Change in reinsurance receivable.....................................................      (1,256)               254
  Change in prepaid reinsurance premiums...............................................       6,105              2,581
  Foreign currency translation adjustment..............................................         305             (1,226)
  Change in accrued investment income, prepaid expenses and other assets...............       3,214             14,140
  Change in unearned premiums..........................................................     (36,074)           (42,171)
  Change in losses and loss adjustment expense reserves................................         189             (5,681)
  Change in other liabilities..........................................................     (18,205)            24,749
  Change in current income taxes payable...............................................     (59,001)            27,522
  Net realized gains on investments....................................................     (12,514)           (11,132)
                                                                                         -----------        -----------
Net cash provided by operating activities..............................................      17,314            152,081
                                                                                         -----------        -----------
Investing activities:

Sales or maturities of fixed maturity securities.......................................     602,067            633,347
Purchases of fixed maturity securities.................................................    (610,873)          (727,641)
Sales or maturities (purchases) of short-term investments, net.........................     (57,685)           (56,428)
Purchases of property and equipment, net...............................................        (484)              (561)
                                                                                         -----------        -----------
Net cash used for investing activities.................................................     (66,975)          (151,283)

Financing activities

Capital

Contributions..........................................................................      49,500                 --
                                                                                         -----------        -----------
Increase in cash.......................................................................        (161)               798
Cash at beginning of period............................................................         860                199
                                                                                         -----------        -----------
Cash at end of period..................................................................   $     699          $     997
                                                                                         -----------        -----------
                                                                                         -----------        -----------

See accompanying notes to interim financial statements

Financial Guaranty Insurance                      Notes to Financial Statements
Company
-------------------------------------------------------------------------------
September 30, 1997 and 1996
(Unaudited)

           (1) Basis of Presentation

               The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the nine months ended September 30, 1997 and 1996, (b) the financial position at September 30, 1997 and December 31, 1996, and (c) cash flows for the nine months ended September 30, 1997 and 1996.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1996 audited financial statements.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           (2) Statutory Accounting Practices

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

               (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

               (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

               (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

               (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

               (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

               (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

               (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

Financial Guaranty Insurance                      Notes to Financial Statements
Company
-------------------------------------------------------------------------------

The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                          NINE MONTHS ENDED SEPTEMBER 30,
                                                               --------------------------------------------------
                                                                         1997                      1996
                                                               ------------------------  ------------------------

                                                                  NET      STOCKHOLDER'S    NET      STOCKHOLDER'S
                                                                 INCOME       EQUITY       INCOME       EQUITY
                                                               ----------  ------------  ----------  ------------
GAAP basis amount............................................  $  128,291   $1,887,611   $  136,249   $1,631,887

Premium revenue recognition..................................      (4,363)    (180,648)      (6,742)    (173,669)

Deferral of acquisition costs................................       3,207      (88,738)       1,192      (93,676)

Contingency reserve..........................................          --     (501,023)          --     (428,798)

Non-admitted assets..........................................          --       (3,086)          --       (4,314)

Case-basis losses incurred...................................       1,037       (2,212)      (3,854)      (3,906)

Portfolio loss reserves......................................       5,000       29,000           --       24,000

Deferral of income tax.......................................         211       71,035        3,155       67,550

Unrealized gains on fixed maturity securities held at fair
  value, net of taxes........................................          --      (64,347)          --      (12,340)

Profit commission............................................        (735)      (6,920)       1,234       (4,510)

Contingency reserve tax deduction............................          --       95,185           --       85,087

Allocation of tax benefits due to Parent's net operating loss
  to the Company.............................................         235       10,838           (2)      10,289
                                                               ----------  ------------  ----------  ------------
Statutory basis amount.......................................  $  132,883   $1,246,695   $  131,232   $1,097,600
                                                               ----------  ------------  ----------  ------------
                                                               ----------  ------------  ----------  ------------

Financial Guaranty Insurance                      Notes to Financial Statements
Company
-------------------------------------------------------------------------------
September 30, 1997 and 1996
(Unaudited)


        (3) Dividends

            Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

            - Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1996.

            - Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

            The amount of the Company's surplus available for dividends during 1997 is approximately $124.7 million.

        (4) Income Taxes

            The Company's effective Federal corporate tax rate (20.7 percent and 21.6 percent for the three months ended September 30, 1997 and 1996, respectively) is less than the statutory corporate tax rate (35 percent in 1997 and 1996) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

        (5) Reinsurance

            In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $20.8 million and $16.8 million, respectively, for the nine months ended September 30, 1997 and 1996.

        (5) Capital Contribution

            During 1997, FGIC Corporation made a capital contribution of $49.5 million to the Company.